BTS DIVERSIFIED INCOME FUND

a series of Northern Lights Fund Trust

Class A Shares: BDIAX

Class C Shares: BDICX

Supplement dated January 2, 2014

to the Prospectus dated April 30, 2013 and

Statement of Additional Information dated May 10, 2013

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Please be advised effective January 15, 2014, the name of the BTS Diversified Income Fund has been changed to BTS Hedged Income Fund. Consequently, all references to BTS Diversified Income Fund in the Fund's Prospectus and Statement of Additional Information are deleted and replaced with BTS Hedged Income Fund.

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The Following paragraphs on page 7 of the prospectus are replaced in their entirety with the following:

- High Yield Bond Securities – The Fund may invest in high yield bonds directly or through derivative instruments designed to replicate some or all of the features of an underlying portfolio of high yield bonds (commonly known as “junk” bonds), such as credit default swaps.  There is no limitation on the amount the Fund may invest in high yield securities and the Fund intends to allocate a portion of its assets among several high yield securities, including mutual funds the invest primarily in high yield bonds, which are available to BTS Asset Management, Inc. (the “Adviser”) and it determines to be top performing high yield bond securities according to data provided by leading investment analysis firms in coordination with the BTS Investment Committee evaluations. The selection process includes an analysis of securities by the Adviser with the aim of choosing securities that the Adviser believes will continue to offer top tier performance in the future.

-Total Return Securities – The Fund allocates approximately 30% of its assets to income producing securities or bond funds available to the Adviser.  The Adviser determines which securities are income-producing according to data provided by leading investment analysis firms in coordination with the BTS Investment Committee evaluations.  These total return securities may include high yield bond securities.

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This Supplement, and the Prospectus Dated April 30, 2013 and Statement of Additional Information dated May 10, 2013, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling Shareholder Services at 1-877-BTS-9820.

Please retain this Supplement for future reference.